SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 7, 2003
                                                         ---------------

                       CHINA WIRELESS COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                       333-49388                91-1966948
-------------------------------         ------------         -------------------
(State or other jurisdiction of         (Commission             (IRS Employer
        incorporation)                  File Number)         Identification No.)


     1746 Cole Boulevard, Suite 225, Golden, Colorado            80401-3210
     ------------------------------------------------            ----------
     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (303) 252-0258
                                                           --------------


           7365 Village Square Drive #1611, Castle Rock, Colorado 80108
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant

         Not applicable.

Item 2.           Acquisition or Disposition of Assets

         Not applicable.

Item 3.           Bankruptcy or Receivership

         Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant

         Not applicable.

Item 5.           Other Events and Regulation FD Disclosure

         On October 9, 2003, Registrant issued a press release, attached as
Exhibit 99 hereto and incorporated herein by reference, announcing (i) the Board of Directors of the Registrant has elected Mr. Henry Zaks to serve as a member on its Board of Directors, and (ii) the Registrant has signed a Distributor Agreement with Tsinghua Unis Bitway Networking Technology Co. Ltd.

Item 6.           Resignations of Registrant's Directors

         Not applicable.

Item 7.           Financial Statements and Exhibits

         (c) Exhibits

         99  Press Release issued on October 7, 2003

Item 8.           Change in Fiscal Year

         Not applicable.

Item 9.           Regulation FD Disclosure

         Not applicable.


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

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

         Not applicable.

Item 11.          Temporary Suspension of Trading Under Registrants Employee
Benefit Plan

         Not applicable.

Item 12.          Results of Operations and Financial Condition.

         Not applicable.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHINA WIRELESS COMMUNICATIONS, INC.



Date: October 10, 2003                 By: /s/ BRAD WOODS
                                           -------------------------------------
                                           Brad Woods
                                              Interim President, Chief Financial
                                              Officer


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